Exhibit 4.1

CONFORMED AS EXECUTED

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 16, 2012 among AMERISTAR CASINOS, INC., a Nevada corporation (the “Borrower”), the various lenders party to the Credit Agreement referred to below (the “Lenders”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (all capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Administrative Agent and the other agents party thereto are party to a Credit Agreement, dated as of April 14, 2011 (as amended, modified or supplemented through the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement; and

WHEREAS, the parties hereto wish to amend and/or modify the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.  Amendments to the Credit Agreement

1.       Section 10.09 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 10.09 in lieu thereof:

10.09       Total Net Leverage Ratio.  The Borrower will not permit the Total Net Leverage Ratio as of the last day of any fiscal quarter set forth below to be greater than the ratio set forth opposite such period below:

Test Period	Ratio
Fiscal quarter ending June 30, 2011	7.00:1.00
Fiscal quarter ending September 30, 2011	7.00:1.00
Fiscal quarter ending December 31, 2011	7.00:1.00
Fiscal quarter ending March 31, 2012	6.50:1.00
Fiscal quarter ending June 30, 2012	6.50:1.00
Fiscal quarter ending September 30, 2012	6.50:1.00
Fiscal quarter ending December 31, 2012	6.50:1.00
Fiscal quarter ending March 31, 2013	6.00:1.00
Fiscal quarter ending June 30, 2013	6.00:1.00

Fiscal quarter ending September 30, 2013	6.00:1.00
Fiscal quarter ending December 31, 2013	6.00:1.00
Fiscal quarter ending March 31, 2014	5.75:1.00
Fiscal quarter ending June 30, 2014	5.75:1.00
Fiscal quarter ending September 30, 2014	5.75:1.00
Fiscal quarter ending December 31, 2014	5.75:1.00
Fiscal quarter ending March 31, 2015	5.50:1.00
Fiscal quarter ending June 30, 2015	5.50:1.00
Fiscal quarter ending September 30, 2015 and thereafter	5.25:1.00

II.  Miscellaneous Provisions

1.       The Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below) both before and after giving effect to this Amendment and (ii) on the First Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties (other than those representations made as of a specified date) contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.

2.       The Borrower hereby represents and warrants that (i) each of the Credit Parties is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has the corporate or limited liability company power, and has been duly authorized by all requisite action, to execute and deliver this Amendment and to perform its obligations hereunder, (ii) this Amendment has been duly executed and delivered by each of the applicable Credit Parties and (iii) this Amendment and the Credit Agreement (as amended by this Amendment) constitute the legal, valid and binding obligations of each applicable Credit Party, enforceable against such Credit Party in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought at equity or at law).

3.       Each of the Credit Parties hereby acknowledges, agrees and affirms (a) its obligations under the Credit Agreement and the other Credit Documents, including, without limitation, its guaranty obligations thereunder, (b) that such guaranty shall apply to the Obligations in accordance with the terms thereof, (c) the grant of the security interest in all of its assets pursuant to the Credit Documents and (d) that such liens and security interests created and granted are valid and continuing and secure the Obligations in accordance with the terms thereof, in each case after giving effect to this Amendment.

2

4.       The Borrower hereby reconfirms its obligations pursuant to Section 13.01 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable, documented out-of-pocket costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

5.       This Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a)      each of the Required Lenders, the Borrower and each Subsidiary Guarantor shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered by way of facsimile or other electronic transmission) the same to the Administrative Agent at White & Case LLP, Attention:  Project Ameristar (facsimile: 212-354-8113 / e-mail: projectameristar@whitecase.com);

(b)      the Administrative Agent shall have received, for the account of each Lender that executes and delivers a counterpart signature page to this Amendment prior to 12.00 noon, New York City time, on April 13, 2012 (the “Amendment Deadline”), a non-refundable amendment fee payable in Dollars (an “Amendment Fee”) in an aggregate amount equal to 0.05% of the sum of (I) the aggregate principal amount of the outstanding Term Loans of such Lender as of the Amendment Deadline and (II) the Revolving Credit Commitment of such Lender as of the Amendment Deadline; and

(c)      the Administrative Agent shall have received all costs, fees and expenses owing in connection with this Amendment payable to the Administrative Agent to the extent then due (including, without limitation, all reasonable fees and expenses of counsel to the extent invoiced).

6.       This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

7.       This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

8.       THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

*      *      *

3

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

AMERISTAR CASINOS, INC.

By:	/s/ Thomas Steinbauer
	Title:	Senior Vice President &
Chief Financial Officer

AMERISTAR CASINO VICKSBURG, INC.,
AMERISTAR CASINO COUNCIL BLUFFS, INC.,
CACTUS PETE’S, INC.,
A.C. FOOD SERVICES, INC.,
AMERISTAR CASINO ST. LOUIS, INC.,
AMERISTAR CASINO KANSAS CITY, INC.,
AMERISTAR CASINO ST. CHARLES, INC.,
AMERISTAR CASINO LAS VEGAS, INC.,
AMERISTAR CASINO BLACK HAWK, INC.,
AMERISTAR EAST CHICAGO HOLDINGS, LLC
AMERISTAR CASINO EAST CHICAGO, LLC
AMERISTAR CASINO SPRINGFIELD, LLC

By:	/s/ Thomas Steinbauer
	Title:	Senior Vice President &
Chief Financial Officer

Signature Page to Ameristar First Amendment to Credit Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent

By:	/s/ Mary Kay Coyle
Title: Managing Director

By:	/s/ Erin Morrissey
Tile: Director

Signature Page to Ameristar First Amendment to Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG AMERISTAR CASINOS, INC., THE LENDERS PARTY HERETO FROM TIME TO TIME, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

MALIBU CBNA LOAN FUNDING LLC

By:	/s/ Maila Baynes
Title: Attorney-in-Fact

ONE WALL STREET CLO II LTD
By: Alcentra NY, as investment advisor

By:	/s/ Daymian Campbell
Title: Vice President

PACIFICA CDO V LTD
By: Alcentra NY, as investment advisor

By:	/s/ Daymian Campbell
Title: Vice President

PACIFICA CDO VI LTD
By: Alcentra NY LLC, as investment advisor

By:	/s/ Daymian Campbell
Title: Vice President

WESTWOOD CDO II LTD
By: Alcentra NY LLC, as investment advisor

By:	/s/ Daymian Campbell
Title: Vice President

WESTWOOD CDO I LTD
By: Alcentra NY LLC, as investment advisor

By:	/s/ Daymian Campbell
Title: Vice President

Signature Page to Ameristar First Amendment to Credit Agreement

PROSPERO CLO II B.V.
By: Alcentra NY LLC, as investment advisor

By:		/s/ Daymian Campbell
Title: Vice President

AMMC CLO VI, LIMITED
	By:	American Money Management Corp.,
As Collateral Manager

By:		/s/ David P. Meyer
Title: Senior Vice President

ACA CLO 2006-2, LTD
By: Its Investment Advisor Apidos Capital Management, LLC

By:		/s/ Vincent Ingato
Title: Portfolio Manager

APIDOS CDO II
By: Its Investment Advisor Apidos Capital Management, LLC

By:		/s/ Vincent Ingato
Title: Portfolio Manager

APIDOS CDO IV
By: Its Investment Advisor Apidos Capital Management, LLC

By:		/s/ Vincent Ingato
Title: Portfolio Manager

APIDOS CDO V
By: Its Investment Advisor Apidos Capital Management, LLC

By:		/s/ Vincent Ingato
Title: Portfolio Manager

APIDOS CINCO CDO
By: Its Investment Advisor Apidos Capital Management, LLC

By:		/s/ Vincent Ingato
Title: Portfolio Manager

APIDOS QUATTRO CDO
By: Its Investment Advisor Apidos Capital Management, LLC

By:		/s/ Vincent Ingato
Title: Portfolio Manager

Signature Page to Ameristar First Amendment to Credit Agreement

ALM LOAN FUNDING 2010-3, LTD.
	By:	Apollo Credit Management (CLO), LLC as Collateral Manager

By:	/s/ Joe Moroney
Title: Vice President

LEVERAGESOURCE III S.A.R.L.

By:	/s/ Paul Plank
Title: Authorized Signatory

GULF STREAM - COMPASS CLO 2007, LTD.
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Title: Vice President

GULF STREAM - SEXTANT CLO 2006-1, LTD.
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Title: Vice President

GULF STREAM - SEXTANT CLO 2007-1, LTD.
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Title: Vice President

GULF STREAM-COMPASS CLO 2005-II, LTD.
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Title: Vice President

GULF STREAM-RASHINBAN CLO 2006-I, LTD.
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Title: Vice President

Signature Page to Ameristar First Amendment to Credit Agreement

NEPTUNE FINANCE CCS, LTD.
By: Gulf Stream Asset Management LLC As Collateral Manager

By:		/s/ Joe Moroney
Title: Vice President

ARES ENHANCED CREDIT OPPORTUNITIES FUND II, LTD.
	By:	Ares Enhanced Credit Opportunities Investment Management II, LLC, its Manager

By:		/s/ Americo Cascella
Title: Vice President

ARES INSTITUTIONAL LOAN FUND B.V.
By: Ares Management Limited, its Manager

By:		/s/ Americo Cascella
Title: Vice President

GLOBAL LOAN OPPORTUNITY FUND B.V.
By: Ares Management Limited, its Portfolio Manager

By:		/s/ Americo Cascella
Title: Vice President

ARES XVI CLO LTD.
	By:	Ares CLO Management XVI, L.P., its Asset Manager
	By:	Ares CLO GP XVI, LLC, its General Partner

By:		/s/ Americo Cascella
Title: Vice President

ARES XXI CLO LTD.
By: Ares CLO Management XXI, L.P., its Investment Manager
By: Ares CLO GP XXI, LLC, its General Partner

By:		/s/ Americo Cascella
Title: Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.
By: Ares Enhanced Loan Management IR, L.P., its Portfolio Manager
By: Ares Enhanced Loan IR, GP, LLC, its General Partner

By:		/s/ Americo Cascella
Title: Vice President

Signature Page to Ameristar First Amendment to Credit Agreement

ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD.
	By:	Ares Enhanced Loan Management III, L.P., its Portfolio Manager
	By:	Ares Enhanced Loan III, GP, LLC, its General Partner

By:	/s/ Americo Cascella
Title: Vice President

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.
	By:	Ares Enhanced Credit Opportunities Fund Management, L.P., its Manager
	By:	Ares Enhanced Credit Opportunities Fund Management, L.P., its Partner

By:	/s/ Americo Cascella
Title: Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.
	By:	Ares Enhanced Loan Management II, L.P., its Portfolio Manager
	By:	Ares Enhanced Loan II GP, LLC, its General Partner

By:	/s/ Americo Cascella
Title: Vice President

FUTURE FUNDS BOARD OF GUARDIANS
By: Ares Enhanced Loan Investment Strategy Advisor IV, L.P., its Investment Manager (on behalf of the Elis Sub Account)
By: Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC, its General Partner

By:	/s/ Americo Cascella
	Title:	Vice President

ARES IIIR/IVR CLO LTD.
By: Ares CLO Management IIIR/IVR, L.P., its Asset Manager
By: Ares CLO Management IIIR/IVR, LLC, its General Partner

By:	/s/ Americo Cascella
Title: Vice President

Signature Page to Ameristar First Amendment to Credit Agreement

ARES NF CLO XIII LTD
By: Ares NF CLO XIII Management, L.P., its Collateral Manager
By: Ares NF CLO XIII Management LLC, its General Partner

By:	/s/ Amerio Cascella
Title: Vice President

ARES NF CLO XIV LTD
By: Ares NF CLO XIV Management, L.P., its Collateral Manager
By: Ares NF CLO XIV Management LLC, its General Partner

By:	/s/ Americo Cascella
Title: Vice President

ARES SENIOR LOAN TRUST
By: Ares Senior Loan Trust Management, L.P., its Investment Manager
By: Ares Senior Loan Trust Management, LLC, its General Partner

By:	/s/ Americo Cascella
Title: Vice President

ARES XI CLO LTD.
By: Ares CLO Management XI, L.P., its Asset Manager
By: Ares CLO GP XI, LLC, its General Partner

By:	/s/ Americo Cascella
Title: Vice President

ARES XII CLO, LTD.
By: Ares CLO Management XII, L.P., its Asset Manager
By: Ares CLO GP XII, LLC, its General Partner

By:	/s/ Americo Cascella
Title: Vice President

ARES XXII CLO LTD.
By:	Ares CLO Management XXII, L.P., its Asset Manager
By:	Ares CLO GP XXII, LLC, its General Partner

By:	/s/ Americo Cascella
Title: Vice President

Signature Page to Ameristar First Amendment to Credit Agreement

ARES NF CLO XV LTD
	By:	Ares NF CLO XV Management, L.P., its Collateral Manager
By: Ares NF CLO XV Management LLC, its General Partner

By:	/s/ Americo Cascella
Title: Vice President

WELLPOINT, INC.
By: Ares WLP Management, L.P., its Investment Manager
By: Ares WLP Management GP, LLC, its General Partner

By:	/s/ Americo Cascella
Title: Vice President

BABSON CLO LTD. 2005-I
BABSON CLO LTD 2005-II
BABSON CLO LTD 2006-I
BABSON CLO LTD 2006-II
BABSON CLO LTD. 2007-1
BABSON MID-MARKET CLO LTD 2007-II
BABSON CLO LTD 2011 1
CLEAR LAKE CLO, LTD.
OSPREY CDO 2006-1 LTD.
SAPPHIRE VALLEY CDO I LTD.
ST JAMES RIVER CLO, LTD.
SUMMIT LAKE CLO, LTD.
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Geoffrey Takacs
Title: Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
ARROWOOD INDEMNITY CO AS ADMIN OF THE PENSION PLAN
ARROWOOD INDEMNITY COMPANY
C.M. LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Adviser
DIAMOND LAKE CLO, LTD.
By: Babson Capital Management LLC as Collateral Servicer

By:	/s/ Geoffrey Takacs
Title: Director

BANK OF AMERICA, N.A.

By:	/s/ Brandon Bolio
Title: Vice President

Signature Page to Ameristar First Amendment to Credit Agreement

BLACK DIAMOND CLO 2006-1 (CAYMAN) LTD.
	By:	Black Diamond CLO 2006-1 Adviser, L.L.C.
as its Collateral Manager

By:	/s/ Stephen H. Deckoff
Title: Managing Principal

ALLIED WORLD ASSURANCE COMPANY, LTD
JPMBI RE BLACKROCK BANK LOAN FUND
BLACKROCK FLOATING RATE INCOME TRUST
BLACKROCK DEFINED OPPORTUNITY CREDIT TRUST
BMI CLO I
BLACKROCK FUNDS II BLACKROCK FLOATING RATE INCOME PORTFOLIO
BLACKROCK SENIOR INCOME SERIES IV
BLACKROCK SENIOR INCOME SERIES V LIMITED
BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.
BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.
BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.
ALTERRA BERMUDA LIMITED
IRONSHORE INC.
MISSOURI STATE EMPLOYEES’ RETIREMENT SYSTEM
BLACKROCK SENIOR FLOATING RATE PORTFOLIO
BLACKROCK SENIOR INCOME SERIES
BLACKROCK SENIOR INCOME SERIES II

By:	/s/ C. Adrian Marshall
Title: Authorized Signatory

GREEN ISLAND CBNA LOAN FUNDING LLC
By: Citibank, N.A.

By:	/s/ Lynette Thompson
Title: Director

CANARAS SUMMIT CLO LTD.
	By:	Canaras Capital Management LLC
As Sub-Investment Adviser

By:	/s/ Shiloh Bates
Title: Authorized Signatory

Signature Page to Ameristar First Amendment to Credit Agreement

CAPITAL ONE, N. A.

By:	/s/ Chris Haskow
Title: Senior Vice President

CARLYLE ARNAGE CLO, LTD.

By:	/s/ Linda Pace
Title: Managing Director

CARLYLE AZURE CLO, LTD.

By:	/s/ Linda Pace
Title: Managing Director

CARLYLE BRISTOL CLO, LTD.

By:	/s/ Linda Pace
Title: Managing Director

CARLYLE DAYTONA CLO, LTD.

By:	/s/ Linda Pace
Title: Managing Director

CARLYLE GLOBAL MARKET STRATEGIES CLO 2011-1, LTD.

By:	/s/ Linda Pace
Title: Managing Director

CARLYLE HIGH YIELD PARTNERS VII, LTD.

By:	/s/ Linda Pace
Title: Managing Director

CARLYLE HIGH YIELD PARTNERS VIII, LTD

By:	/s/ Linda Pace
Title: Managing Director

CARLYLE HIGH YIELD PARTNERS X, LTD

By:	/s/ Linda Pace
Title: Managing Director

Signature Page to Ameristar First Amendment to Credit Agreement

CARLYLE HIGH YIELD PARTNERS IX, LTD

By:	/s/ Linda Pace
Title: Managing Director

CARLYLE MCLAREN CLO, LTD.

By:	/s/ Linda Pace
Title: Managing Director

CARLYLE VEYRON CLO, LTD.

By:	/s/ Linda Pace
Title: Managing Director

DEL MAR CLO I, LTD
	By:	Caywood-Scholl Capital Management LLC
As Collateral Manager

By:	/s/ Jim Dudnick
Title: Vice President

CCA EAGLE LOAN MASTER FUND LTD.
	By:	Citigroup Alternative Investments LLC,
as Investment manager for and on behalf of
CCA Eagle Loan Master Fund Ltd.

By:	/s/ Roger Yee
Title: Vice President

REGATTA FUNDING LTD.
	By:	Citigroup Alternative Investments LLC,
attorney-in-fact

By:	/s/ Roger Yee
Title: Vice President

DUANE STREET CLO III, LTD.
	By:	Citigroup Alternative Investments LLC,
As Collateral Manager

By:	/s/ Roger Yee
Title: Vice President

Signature Page to Ameristar First Amendment to Credit Agreement

DUANE STREET CLO IV, LTD.
	By:	Citigroup Alternative Investments LLC,
As Collateral Manager

By:	/s/ Roger Yee
Title: Vice President

LMP CORPORATE LOAN FUND INC.
By: Citigroup Alternative Investments LLC

By:	/s/ Roger Yee
Title: Vice President

CIFC FUNDING 2006-1, LTD.
CIFC FUNDING 2007-II, LTD.
CIFC FUNDING 2011-1, LTD.
	By:	CCIFC Asset Management LLC,
As Collateral Manager

By:	/s/ Stephen Vaccaro
Title: Chief Investment Officer

COLUMBUSNOVA CLO LTD. 2006-1
COLUMBUSNOVA CLO LTD 2007-I
COLUMUBSNOVA CLO IV LTD. 2007-II
	By:	Columbus Nova Credit Investments Management LLC,
its Collateral Manager

By:	/s/ Stephen Vaccaro
Title: Chief Investment Officer

Hewett’s Island CLO III, Ltd.
	By:	CypressTree Investments Management LLC,
its Collateral Manager

By:	/s/ Stephen Vaccaro
Title: Chief Investment Officer

BRIDGEPORT CLO, LTD
BRIDGEPORT CLO II, LTD.
BURR RIDGE CLO PLUS LTD.
MARQUETTE PARK CLO LTD.
SCHILLER PARK CLO LTD.
	By:	Deerfield Capital Management LLC,
its Collateral Manager

By:	/s/ Stephen Vaccaro
Title: Chief Investment Officer

Signature Page to Ameristar First Amendment to Credit Agreement

PRIMUS CLO I, LTD.
PRIMUS CLO II, LTD.
	By:	Deerfield Capital Management LLC,
its Subadviser

By:		/s/ Stephen Vaccaro
Title: Chief Investment Officer

COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES

By:		/s/ Brian McBride
Title: Managing Director

By:		/s/ Kelly Goudge
Title: Assistant Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:		/s/ Joseph A. Asciolla
Title: Managing Director

By:		/s/ David Bowers
Title: Managing Director

CREDIT SUISSE LOAN FUNDING LLC

By:		/s/ Michael Wotanowski
Title: Authorized Signatory

By:		/s/ Barry Zamore
Title: Managing Director

FLAGSHIP CLO IV
	By:	Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset
Management, Inc.) as Collateral Manager

By:		/s/ Eric S. Meyer
Title: Managing Director

By:		/s/ Shameem R. Kathiwalla
Title: Vice President

Signature Page to Ameristar First Amendment to Credit Agreement

MT. WHITNEY SECURITIES, INC.
	By:	Deutsche Investment Management Americas Inc.
as Manager

By:		/s/ Eric S. Meyer
Title: Managing Director

By:		/s/ Shameem R. Kathiwalla
Title: Vice President

FOUR CORNERS CLO II, LTD.

By:		/s/ Matthew Garvis
Title: Vice President

FOUR CORNERS CLO III, LTD.

By:		/s/ Adam Brown
Title: Vice President

DORAL MONEY, INC.

By:		/s/ Dennis Talley
Title: Managing Director

EAST WEST BANK

By:		/s/ Adam Maria
Title: Vice President

VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO

By:		/s/ Kenneth B. Robins
Title: Deputy Treasurer

LUCENT TECHNOLOGIES INC. MASTER PENSION TRUST,
	By:	Pyamis Global Advisors Trust Company
as Investment Manager

By:		/s/ Dana Rancourt
Title: Director

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

By:		/s/ Kenneth B. Robins
Title: Deputy Treasurer

Signature Page to Ameristar First Amendment to Credit Agreement

FIDELITY ADVISOR SERIES 1: FIDELITY ADVISOR HIGH INCOME FUND

By:	/s/ Kenneth B. Robins
Title: Deputy Treasurer

FIDELITY CANADIAN BALANCED FUND, FOR FIDELITY INVESTMENTS CANADA ULC AS TRUSTEE OF FIDELITY CANADIAN BALANCED FUND

By:	/s/ Kenneth B. Robins
Title: Deputy Treasurer

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC:FIDELITY HIGH INCOME CENTRAL FUND 2

By:	/s/ Kenneth B. Robins
Title: Deputy Treasurer

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC:FIDELITY SPECIALIZED HIGH INCOME CENTRAL FUND

By:	/s/ Kenneth B. Robins
Title: Deputy Treasurer

FIDELITY INCOME FUND: FIDELITY TOTAL BOND FUND

By:	/s/ Kenneth B. Robins
Title: Deputy Treasurer

FIDELITY SUMMER STREET TRUST - FIDELITY SERIES HIGH INCOME FUND

By:	/s/ Kenneth B. Robins
Title: Deputy Treasurer

FIDELITY SUMMER STREET TRUST - FIDELITY FOCUSED HIGH INCOME Fund

By:	/s/ Kenneth B. Robins
Title: Deputy Treasurer

FIDELITY SUMMER STREET TRUST-FIDELITY HIGH INCOME FUND

By:	/s/ Kenneth B. Robins
Title: Deputy Treasurer

Signature Page to Ameristar First Amendment to Credit Agreement

FIDELITY AMERICAN HIGH YIELD FUND, FOR FIDELITY INVESTMENTS CANADA ULC AS TRUSTEE OF FIDELITY AMERICAN HIGH FIELD FUND

By:	/s/ Kenneth B. Robins
Title: Deputy Treasurer

PYRAMIS HIGH YIELD BOND COMMINGLED POOL,
By: Pyramis Global Advisors Trust Company as Trustee

By:	/s/ Dana Rancourt
Title: Director

ADVANCED SERIES TRUST - AST FIRST TRUST BALANCED TARGET PORTFOLIO
By: First Trust Advisors L.P., its investment arranger or its investment advisor

By:	/s/ William A. Housey, Jr.
Title: Senior Vice President

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
By: First Trust Advisors L.P., its investment manager or its investment advisor

By:	/s/ William A. Housey, Jr.
Title: Senior Vice President

FIRST WESTERN CAPITAL MANAGEMENT HIGH INCOME SENIOR LOANS LIMITED PARTNERSHIP

By:	/s/ Jose Mayorga
Title: Authorized Signatory

FOOTHILL CLO I, LTD.

By:	/s/ Glori Graziano
Title: Managing Director

FRANKLIN INVESTORS SECURITIES TRUST FRANKLIN LOW DURATION TOTAL RETURN FUND

By:	/s/ Guang Alex Yu
Title: Authorized Signatory

Signature Page to Ameristar First Amendment to Credit Agreement

FRANKLIN CLO V, LTD.
Franklin Advisers, Inc. as Collateral Manager

By:	/s/ Davie Ardini
Title: Authorized Signatory

FRANKLIN STRATEGIC INCOME FUND (CANADA)

By:	/s/ Guang Alex Yu
Title: Authorized Signatory

FRANKLIN STRATEGIC SERIES - FRANKLIN STRATEGIC INCOME FUND

By:	/s/ Guang Alex Yu
Title: Authorized Signatory

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST FRANKLIN STRATEGIC INCOME SECURITIES FUND

By:	/s/ Guang Alex Yu
Title: Authorized Signatory

MET INVESTORS SERIES TRUST - MET/FRANKLIN LOW DURATION TOTAL RETURN PORTFOLIO

By:	/s/ Guang Alex Yu
Title: Authorized Signatory

FRANKLIN TEMPLETON TOTAL RETURN FDP FUND OF FDP SERIES, INC.

By:	/s/ Guang Alex Yu
Title: Authorized Signatory

FRANKLIN INVESTORS SECURITIES TRUST FRANKLIN REAL RETURN FUND

By:	/s/ Guang Alex Yu
Title: Authorized Signatory

FRANKLIN- TOTAL RETURN FUND

By:	/s/ Guang Alex Yu
Title: Authorized Signatory

Signature Page to Ameristar First Amendment to Credit Agreement

FRASER SULLIVAN CLO VI LTD.
By: FS COA Management, LLC as Portfolio Manager

By:	/s/ John W. Fraser
Title: Manager

GE CAPITAL FINANCIAL INC.

By:	/s/ Stepen F. Schroppe
Title: Duly Authorized Signatory

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Michelle Latzoni
Title: Authorized Signatory

ABS LOANS 2007 LIMITED, A SUBSIDIARY OF GOLDMAN SACHS INSTITUTIONAL FUNDS II PLC

By:	/s/ Keith Rothwell
Title: Authorized Signatory

By:	/s/ Simon Firbank
Title: Authorized Signatory

GOLDMAN SACHS ASSET MANAGEMENT CLO , PUBLIC LIMITED COMPANY
By: Goldman Sacks Asset Manager, L.P., as Manager

By:	/s/ Srivathsa Gopinath
Title: Vice President

INWOOD PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
Title: Authorized Signatory

PROSPECT PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
Title: Authorized Signatory

BLACKSTONE SPECIAL FUNDING (IRELAND)
By: GSO Capital Partners LP, as Manager

By:	/s/ Marisa Beeney
Title: Authorized Signatory

Signature Page to Ameristar First Amendment to Credit Agreement

MAPS CLO FUND II, LTD,
By GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Title: Authorized Signatory

CALLIDUS DEBT PARTNERS CLO FUND IV, LTD.
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Title: Authorized Signatory

CALLIDUS DEBT PARTNERS CLO FUND VII, LTD.
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Title: Authorized Signatory

CHELSEA PARK CLO LTD.
By: GSO/Blackstone Debt Funds Management LLC as Portfolio Manager

By:	/s/ Daniel H. Smith
Title: Authorized Signatory

280 FUNDING I
By: GSO Capital Partners LP, as Portfolio Manager

By:	/s/ Marisa Beeney
Title: Authorized Signatory

FM LEVERAGED CAPITAL FUND II
By: GSO/Blackstone Debt Funds Management LLC as Subadvisr to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith
Title: Authorized Signatory

GSO PALMETTO LIQUIDITY FUND LLC
By: GSO/Blackstone Debt Funds Management LLC as Investment Manager

By:	/s/ Daniel H. Smith
Title: Authorized Signatory

Signature Page to Ameristar First Amendment to Credit Agreement

UNITED HEALTHCARE INSURANCE COMPANY
By: GSO Capital Advisors LLC as Manager

By:	/s/ Daniel H. Smith
Title: Authorized Signatory

RIVERSIDE PARK CLO LTD.
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Title: Authorized Signatory

SUN LIFE ASSURANCE CO OF CANADA(US)
By: GSO/Blackstone CP Holdings LP as Sub-Advisor

By:	/s/ Daniel H. Smith
Title: Authorized Signatory

HALCYON STRUCTURED ASSET MANAGEMENT CLO I LTD.
HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED 2007-3 LTD.

By:	/s/ David Martino
Title: Controller

US BANK LOAN FUND (M)(MASTER TRUST)
By: Alcentra NY, as investment advisor

By:	/s/ Daymian Campbell
Title: Vice President

BRENTWOOD CLO, LTD.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Carter Chism
Title: Authorized Signatory

EASTLAND CLO, LTD.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Carter Chism
Title: Authorized Signatory

Signature Page to Ameristar First Amendment to Credit Agreement

HEWETT’S ISLAND CLO I-R, LTD.
By: ACIS Capital Management, L.P., as Collateral
Manager
By: ACIS Capital Management GP LLC, Its General Partner

By:	/s/ Carter Chism
Title: Authorized Signatory

RED RIVER CLO, LTD
By: Highland Capital Management, L.P., as Collateral
Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Carter Chism
Title: Authorized Signatory

STRATFORD CLO, LTD.
By: Highland Capital Management, L.P., as Collateral
Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Carter Chism
Title: Authorized Signatory

GREENBRIAR CLO, LTD.
By: Highland Capital Management, L.P., as Collateral
Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Carter Chism
Title: Authorized Signatory

CHILDREN’S HEALTHCARE OF ATLANTA INC.
By: Highland Capital Management, L.P., as Investment
Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Carter Chism
Title: LendAmend LLC Administrator

Signature Page to Ameristar First Amendment to Credit Agreement

PHOENIX CLO I, LTD.
PHOENIX CLO II, LTD.
PHOENIX CLO III, LTD.
ING INVESTMENT MANAGEMENT CLO II, LTD.
ING INVESTMENT MANAGEMENT CLO III, LTD.
ING INVESTMENT MANAGEMENT CLO IV, LTD.
ING INVESTMENT MANAGEMENT CLO V, LTD.
BY: ING ALTERNATIVE ASSET MANAGEMENT LLC,
as it Investment manager
ING FLOATING RATE FUND
ING (L) FLEX - SENIOR LOANS
By: ING Investment Management Co LLC,
as it Investment manager

By:	/s/ Jason Esplin
Title: Vice President

HUDSON CANYON FUNDING II, LTD
By: Invesco Senior Secured Management, Inc.
As Collateral Manager & Attorney in Fact

By:	/s/ Kevin Egan
Title: Authorized Signatory

MOSELLE CLO S.A.
By: Invesco Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Kevin Egan
Title: Authorized Signatory

NAUTIQUE FUNDING LTD.
By: Invesco Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Kevin Egan
Title: Authorized Signatory

QUALCOMM GLOBAL TRADING, INC.
By: Invesco Senior Secured Management, Inc.
As Investment Manager

By:	/s/ Kevin Egan
Title: Authorized Signatory

Signature Page to Ameristar First Amendment to Credit Agreement

BELHURST CLO LTD.
By: Invesco Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Kevin Egan
Title: Authorized Signatory

SARATOGA CLO I, LIMITED
By: Invesco Senior Secured Management, Inc.
As the Asset Manager

By:	/s/ Kevin Egan
Title: Authorized Signatory

JPMORGAN STRATEGIC INCOME OPPORTUNITIES FUND

By:	/s/ William J. Morgan
Title: Managing Director

JPMORGAN CHASE BANK N.A.

By:	/s/ Marc Costantino
Title: Executive Director

KATONAH IX CLO LTD.

By:	/s/ Daniel Gilligan
Title: Authorized Officer

KATONAH VII CLO LTD.

By:	/s/ Daniel Gilligan
Title: Authorized Officer

KATONAH VIII CLO LTD.

By:	/s/ Daniel Gilligan
Title: Authorized Officer

KATONAH X CLO LTD.

By:	/s/ Daniel Gilligan
Title: Authorized Officer

Signature Page to Ameristar First Amendment to Credit Agreement

CONFLUENT 4 LIMITED, AS LENDER
By: Loomis, Sayles & Company, L.P., as Sub-Manager
By: Loomis, Sayles & Company, Incorporated, its General
Partner

By:	/s/ Mary McCarthy
Title: Vice President

LCM IX LIMITED PARTNERSHIP
By: LCM Asset Management LLC as Collateral Manager

By:	/s/ Alexander B. Kenna
Title: Authorized Signatory

MARATHON CLO II LTD
By: Marathon Asset Management LP its Collateral Manager

By:	/s/ Louis Hanover
Title: Chief Investment Officer

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ Matthew J. McInerny
Title: Managing Director

MARLBOROUGH STREET CLO, LTD.
By its Collateral Manager, Massachusetts Financial Services
Company

By:	/s/ David J. Cobey
Title: as authorized representative and not individually

JERSEY STREET CLO, LTD.
By its Collateral Manager, Massachusetts Financial Services
Company

By:	/s/ David J. Cobey
Title: as authorized representative and not individually

VENTURE IX CDO, LIMITED
By: its investment advisors, MJX Asset Management LLC

By:	/s/ Simon Yuan
Title: Managing Director

Signature Page to Ameristar First Amendment to Credit Agreement

VENTURE V CDO LIMITED
By: its investment advisors, MJX Asset Management LLC

By:	/s/ Simon Yuan
Title: Managing Director

VENTURE VII CDO LIMITED
By: its investment advisors, MJX Asset Management LLC

By:	/s/ Simon Yuan
Title: Managing Director

VENTURE VIII CDO, LIMITED
By: its investment advisors, MJX Asset Management LLC

By:	/s/ Simon Yuan
Title: Managing Director

LIGHTPOINT CLO V, LTD.
By: Neuberger Berman Fixed Income LLC
as collateral manager

By:	/s/ Colin Donlan
Title: Authorized Signatory

LIGHTPOINT CLO VII, LTD.
By: Neuberger Berman Fixed Income LLC
as collateral manager

By:	/s/ Colin Donlan
Title: Authorized Signatory

LIGHTPOINT CLO VIII, LTD.
By: Neuberger Berman Fixed Income LLC
as collateral manager

By:	/s/ Colin Donlan
Title: Authorized Signatory

Signature Page to Ameristar First Amendment to Credit Agreement

MAINSTAY FLOATING RATE FUND, A SERIES OF MAINSTAY FUNDS TRUST
MAINSTAY VP FLOATING RATE PORTFOLIO, A SERIES OF MAINSTAY VP SERIES FUNDS TRUST
NYLIM FLATIRON CLO 2006-1 LTD.
FLATIRON CLO 2007-1 LTD.
SILVERADO CLO 2006-II LIMITED
FLATIRON CLO 2011-1 LTD.
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
WIND RIVER REINSURANCE COMPANY, LTD.
By: New York Life Investment Management LLC,
its Investment Manager

By:	/s/ Alex Baumberger
Title: Director

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Alex Baumberger
Title: Director

OAK HILL CREDIT PARTNERS V, LIMITED
By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Glenn R. August
Title: Authorized Signatory

FUTURE FUND BOARD OF GUARDIANS
By: Oak Hill Advisors, L.P., as its Investment Manager

By:	/s/ Glenn R. August
Title: Authorized Signatory

OHA INTREPID LEVERAGED LOAN FUND, LTD.
By: Oak Hill Advisors, L.P., as its Portfolio Manager

By:	/s/ Glenn R. August
Title: Authorized Signatory

OHA PARK AVENUE CLO I LTD.
By: Oak Hill Advisors, L.P., as its Investment Manager

By:	/s/ Glenn R. August
Title: Authorized Signatory

Signature Page to Ameristar First Amendment to Credit Agreement

ARCH INVESTMENT HOLDINGS IV LTD.
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Rob Perelson
Title: Managing Director

By:	/s/ Desmund Shirazi
Title: Managing Director

OAKTREE SENIOR LOAN FUND L.P.
By: Oaktree Senior Loan Fund GP, L.P. Its: General Partner
By: Oaktree Fund GP IIA, LLC Its: General Partner
By: Oaktree Fund GP II, L.P. Its managing Member

By:	/s/ Rob Perelson
Title: Authorized Signatory

By:	/s/ Desmund Shirazi
Title: Authorized Signatory

THE PUBLIC EDUCATION EMPLOYEE RETIREMENT SYSTEM OF MISSOURI
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Rob Perelson
Title: Authorized Signatory

By:	/s/ Desmund Shirazi
Title: Authorized Signatory

THE PUBLIC SCHOOL RETIREMENT SYSTEM OF MISSOURI
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Rob Perelson
Title: Authorized Signatory

By:	/s/ Desmund Shirazi
Title: Authorized Signatory

Signature Page to Ameristar First Amendment to Credit Agreement

ACE TEMPEST REINSURANCE LTD.
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Rob Perelson
Title: Authorized Signatory

By:	/s/ Desmund Shirazi
Title: Authorized Signatory

OCTAGON INVESTMENT PARTNERS XI, LTD.
OCTAGON PAUL CREDIT FUND SERIES I, LTD.
By: Octagon Credit Investors, LLC as Collateral Manager
OCTAGON INVESTMENT PARTNERS V, LTD.
OCTAGON DELAWARE TRUST 2011
By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Lauren M. Basmadjian
Title: Portfolio Manager

OPPENHEIMER MASTER LOAN FUND, LLC
Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:	/s/ Jason Reuter
Title: Assistant Vice President

OPPENHEIMER SENIOR FLOATING RATE FUND
Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:	/s/ Jason Reuter
Title: Assistant Vice President

TRALEE CDO I, LTD.
By: Par-Four Investment Management LLC
as Collateral Manager

By:	/s/ Joseph Matteo
Title: Authorized Signatory

MAYPORT CLO, LTD.
By: Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Title: Executive Vice President

Signature Page to Ameristar First Amendment to Credit Agreement

PORTOLA CLO LTD.
By: Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Title: Executive Vice President

PIMCO FUNDS: PIMCO SENIOR FLOATING RATE FUND
By: Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Title: Executive Vice President

PIMCO CAYMAN BANK LOAN FUND
By: Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Title: Executive Vice President

FAIRWAY LOAN FUNDING COMPANY
By: Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Title: Executive Vice President

PIMCO FUNDS: PRIVATE ACCOUNT PORTFOLIO SERIES SENIOR FLOATING RATE PORTFOLIO
By: Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Title: Executive Vice President

TRS HY FUNDS LLC
By: Deutsche Bank AG Cayman Islands Branch, its sole
member
By: DB Services New Jersey, Inc.

By:	/s/ Angeine Quintana
Title: Assistant Vice President

By:	/s/ Christine LaMonaca
Title: Assistant Vice President

Signature Page to Ameristar First Amendment to Credit Agreement

GALAXY XI CLO, LTD.
By: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Title: Managing Director

VALIDUS REINSURANCE LTD
By: PineBridge Investments LLC As Investment Manager

By:	/s/ Steven Oh
Title: Managing Director

GALAXY VI CLO, LTD
By: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Title: Managing Director

PIONEER MULTI-ASSET FLOATING RATE FUND
PIONEER FLOATING RATE TRUST
PIONEER FLOATING RATE FUND
By: Pioneer Investment Management, Inc.
As adviser to each Lender above

By:	/s/ Margaret C. Begley
Title: Secretary and Associate General Counsel

MENTPELIER INVESTMENTS HOLDINGS LTD.
By: Pioneer Investment Management,
As adviser to each Lender above

By:	/s/ Margaret C. Begley
Title: Secretary and Associate General Counsel

JNL/PPM AMERICA FLOATING RATE INCOME FUND, A SERIES OF THE JML SERIES TRUST

By:	/s/ David C. Wagner
Title: Managing Director

PPM GRAYHAWK CLO, LTD.

By:	/s/ David C. Wagner
Title: Managing Director

Signature Page to Ameristar First Amendment to Credit Agreement

DRYDEN XXI LEVERAGED LOAN CDO LLC
By: Prudential Investment Management, Inc.
as Collateral Manager

By:	/s/ Brian Juliano
Title: Managing Director

GATEWAY CLO LIMITED
By: Prudential Investment Management, Inc.
as Collateral Manager

By:	/s/ Brian Juliano
Title: Managing Director

PRAMERICA LOAN OPPORTUNITIES LIMITED
By: Premerica Investment Management, a trading name of Prudential Investment Management, Inc. as Investment Manager

By:	/s/ Brian Juliano
Title: Managing Director

DRYDEN XI - LEVERAGED LOAN CDO 2006
By: Prudential Investment Management, Inc.
as Collateral Manager

By:	/s/ Brian Juliano
Title: Managing Director

DRYDEN XVIII LEVERAGED LOAN 2007 LTD.
By: Prudential Investment Management, Inc.
as Collateral Manager

By:	/s/ Brian Juliano
Title: Managing Director

PUTNAM FLOATING RATE INCOME FUND

By:	/s/ Beth Mazor
Title: Vice President

VERITAS CLO II, LTD
By: Alcentra NY, as investment advisor

By:	/s/ Daymian Campbell
Title: Vice President

Signature Page to Ameristar First Amendment to Credit Agreement

RAYMOND JAMES BANK, N.A.

By:		/s/ James M. Armstrong
Title: Senior Vice President

CHATHAM LIGHT II CLO, LIMITED
By: Sankaty Advisors, LLC as Collateral Manager

By:		/s/ Andrew S. Viens
Title: Senior Vice President of Operations

NASH POINT CLO
By: Sankaty Advisors, LLC as Collateral Manager

By:		/s/ Andrew S. Viens
Title: Senior Vice President of Operations

RACE POINT III CLO
By: Sankaty Advisors, LLC as Collateral Manager

RACE POINT IV CLO, LTD.
By: Sankaty Advisors, LLC as Collateral Manager

By:		/s/ Andrew S. Viens
Title: Senior Vice President of Operations

RACE POINT V CLO, LIMITED
By: Sankaty Advisors, LLC as Asset Manager

By:		/s/ Andrew S. Viens
Title: Senior Vice President of Operations

HIGHMARK INC. (Shenkman — Bank Loan Account)
	By:	Shenkman Capital Management, Inc.
as Investment Manager

By:		/s/ Richard H. Weinstein
Title: Chief Operating Officer

BSA COMMINGLED ENDOWMENT FUND, LP
	By:	Shenkman Capital Management, Inc.
as Investment Manager

By:		/s/ Richard H. Weinstein
Title: Chief Operating Officer

Signature Page to Ameristar First Amendment to Credit Agreement

BSA RETIREMENT PLAN FOR EMPLOYEES
	By:	Shenkman Capital Management, Inc.
as Investment Manager

By:	/s/ Richard H. Weinstein
Title: Chief Operating Officer

TEACHERS RETIREMENT SYSTEM OF LOUISIANA
(Shenkman — Bank Loan Account)
	By:	Shenkman Capital Management, Inc.
as Investment Manager

By:	/s/ Richard H. Weinstein
Title: Chief Operating Officer

TRUSTMARK INSURANCE COMPANY
	By:	Shenkman Capital Management, Inc.
as Investment Manager

By:	/s/ Richard H. Weinstein
Title: Chief Operating Officer

WM POOL - FIXED INTEREST TRUST NO. 7
	By:	Shenkman Capital Management, Inc.
as Investment Manager

By:	/s/ Richard H. Weinstein
Title: Chief Operating Officer

TEXAS PREPAID HIGHER EDUCATION TUITION BOARD
	By:	Shenkman Capital Management, Inc.
as Investment Manager

By:	/s/ Richard H. Weinstein
Title: Chief Operating Officer

TAVITIAN FOUNDATION, INC.
	By:	Shenkman Capital Management, Inc.
as Investment Manager

By:	/s/ Richard H. Weinstein
Title: Chief Operating Officer

Signature Page to Ameristar First Amendment to Credit Agreement

WESTBROOK CLO, LTD.
	By:	Shenkman Capital Management, Inc.
as Investment Manager

By:	/s/ Richard H. Weinstein
Title: Chief Operating Officer

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ William G. Karl
Title: General Manager

CORNERSTONE CLO LTD.
	By:	Stone Tower Debt Advisors LLC, as it Collateral Manager

By:	/s/ Joe Moroney
Title: Authorized Signatory

Falcon Senior Loan Fund Ltd.
	By:	Stone Tower Debt Advisors LLC, as it Collateral Manager

By:	/s/ Joe Moroney
Title: Authorized Signatory

RAMPART CLO 2006-1 LTD.
	By:	Stone Tower Debt Advisors LLC, as it Collateral Manager

By:	/s/ Joe Moroney
Title: Authorized Signatory

STONE TOWER CLO VII LTD.
	By:	Stone Tower Debt Advisors LLC, as it Collateral Manager

By:	/s/ Joe Moroney
Title: Authorized Signatory

ACE AMERICAN INSURANCE COMPANY
	By:	T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Title: Vice President

T. ROWE PRICE FLOATING RATE FUND, INC.

By:	/s/ Brian Burns
Title: Vice President

Signature Page to Ameristar First Amendment to Credit Agreement

FOUNDERS GROVE CLO, LTD.
	By:	Tall Tree Investment Management, LLC
as Collateral Manager

By:		/s/ Brian T. Buscher
Title: Officer

GRANT GROVE CLO, LTD.
	By:	Tall Tree Investment Management, LLC
as Collateral Manager

By:		/s/ Brian T. Buscher
Title: Officer

MUIR GROVE CLO, LTD.
	By:	Tall Tree Investment Management, LLC
as Collateral Manager

By:		/s/ Brian T. Buscher
Title: Officer

STANDARD FIRE INSURANCE COMPANY

By:		/s/ Robert McIlrath
Title: Senior Vice President

US BANK NATIONAL ASSOCIATION

By:		/s/ Brian Schwallie
Title: Vice President

WELLS CAPITAL MANAGEMENT — 23928601

By:		/s/ Philllip Susser
Title: Portfolio Manager

WELLS CAPITAL MANAGEMENT -13923601

By:		/s/ Philllip Susser
Title: Portfolio Manager

WELLS CAPITAL MANAGEMENT 18866500

By:		/s/ Philllip Susser
Title: Portfolio Manager

Signature Page to Ameristar First Amendment to Credit Agreement

WELLS CAPITAL MANAGEMENT — 23960800

By:	/s/ Philllip Susser
Title: Portfolio Manager

WELLS CAPITAL MANAGEMENT — 18325402

By:	/s/ Philllip Susser
Title: Portfolio Manager

Wells Fargo Bank, NA

By:	/s/ Candace Borrego
Title: Vice President

SILVERADO CLO 2006-I, LTD.
	By:	Wells Capital Management

WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND
	By:	Wells Capital Management

OCEAN TRAILS CLO I
	By:	West Gate Horizons Advisors LLC, as Collateral Manager

By:	/s/ Cheryl A. Wasilewski
Title: Senior Credit Analyst

WG HORIZONS CLO I
By: West Gate Horizons Advisors LLC, as Manager

By:	/s/ Cheryl A. Wasilewski
Title: Senior Credit Analyst

Signature Page to Ameristar First Amendment to Credit Agreement